
I HAVE A
GREAT IDEA

MEDL Mobile

Developing, aggregating, marketing and monetizing the mobile revolution.

BUSINESS SUMMARY
Q2, 2011

MEDL Mobile, 18475 Bandilier Circle, Fountain Valley, CA 92708 - www.medlmobile.com

The Mobile Revolution is upon us

According to Forrester Research, mobile is the single most transformational technology since the creation of the Internet.



2010
2011
0
5
10
15
20
$ Billions in mobile app revenue -Gartner Group



2010
2016
0
12.5
25
37.5
50
Billions of mobile app downloads -ABI Research

MEDL has emerged as a first mover

- MEDL has built a system for developing apps that regularly top the charts around the globe - reaching as high as #1 on the App Store.
- MEDL is known for quality, strategic mobile development, securing six-figure contracts with companies such as Monster.com, Emirates Airlines, Teleflora, Medtronic and The New York Times Company.
- MEDL has secured revenue sharing deals with partners such as Cristiano Ronaldo, Walter Foster Publishing, Encyclopedia Britannica, Telefonica and Iowa State University.

Click the row below to see MEDL's apps on the App Store


I feel
I have

MEDL can market apps

- MEDL and MEDL Apps have been featured by the top press publications around the globe and by hundreds of online news sources and blogs across the internet.
- MEDL apps have been downloaded more than 1 million times.
- MEDL is now in beta on a proprietary technology that will allow the company to exponentially grow its user base and revenues by intelligently recommending new apps to current app users.

Click to see MEDLmobile.com/press

The power of a growing library

The key to significant, exponential growth is the aggregation of a massive cross-platform, multi-category, vertically deep library of mobile apps and mobile technologies.

The MEDL library grows via multiple complimentary strategies.


PAID CUSTOM DEVELOPMENT
INCUBATION & PARTNERSHIP
NO COST/LOW COST ACQUISITION

Growth via Custom Development

Companies hire MEDL to strategize, architect, develop and distribute custom mobile applications. This generates immediate cash flow with high margins and attracts top talent, the press, and the attention of new corporate clients and partners.


thrive
WE'RE NOT JUST
A HEALTH SYSTEM,
WE'RE A
WAY OF LIFE
monster

Growth via Incubation

- The MEDL "App Incubator" has generated more than 75,000 submissions from individuals, companies and institutions who have submitted their idea for a mobile app to MEDL.
- Incubator apps are funded and owned by MEDL with a percentage of post-profit revenues shared with the ideator.
- Ideators are "cast" based on their ability to bring subject matter expertise and their ability to create buzz. They are further trained in social marketing and public relations - each one becoming a PR bonanza for MEDL.



theguardian
No holiday for MPs till we fix
app incubator where I sent my idea to. Anyone can send an idea in. I'm so happy that they are going to build mine.

Growth via Partnership

MEDL has multiple contracts with celebrities, companies and institutions to partner in order to create revenue generating mobile platforms. Partner provides intellectual property, marketing support, and in many cases, funding. Revenues are shared, typically 50/50.



LEARN TO DRAW
DIGITAL SKETCHBOOK

MEDL has exclusive rights to bring Walter Foster Publishing's library of more than 400 Learn To Draw titles to mobile.

Click the iPad to the left to see the app on the App Store.

MEDL will release Cristiano Ronaldo's Journey in an equal partnership with Cristiano and his team at CAA in late May.



Growth via Acquisition

- The app landscape is littered with tens of thousands of high quality, underperforming mobile apps, built by developers with technical ability but not marketing or monetization ability.
- MEDL will utilize its first mover advantage to roll up thousands of these apps through a series of no cost/low cost acquisitions.
- In most cases, the developer is paid only a percentage of future download revenue.


MEDL Alliance
Strength in numbers. Strength in ideas.
Strength in the Alliance.

Click to read more about the MEDL Alliance program.

Proprietary technology

- In almost all cases, MEDL owns all technology, subroutines, tools and intellectual property used in, and developed during, custom and partner development projects.
- Additionally, MEDL owns all technology, subroutines, tools, and in many cases, intellectual property, that is acquired via the Alliance.
- This allows the company to reuse and repurpose technology to constantly lower development costs, speed time to market, innovate, improve functionality and release new apps into the MEDL library.

Monetizing the library

- MEDL has developed a proprietary API (Application Programming Interface) to effectively and efficiently market and monetize the library.
  - Collects user data for better targeting of advertising and promotional messages and recommends new apps from the MEDL library based on predictive modeling.
  - Allows advertisers to “take over” individual apps or clusters of apps for a deep level of integrated brand engagement.
  - Integrates Facebook, Twitter and other social networks to drive viral growth.


MEDL Extras

Five complimentary revenue streams

1. **App Downloads:** The cost of a single MEDL download currently ranges from $.99 to $14.99.
2. **Mobile Advertising:** MEDL generates incremental app revenue via several mobile advertising networks.
3. **Custom Development:** MEDL charges on average between $25,000 to $150,000 per App for custom development. These clients often become recurring revenue through maintenance and upgrade contracts.
4. **Sponsorship:** Clients can sponsor and be deep linked into an entire app for promotional purposes at fees which we expect to be at a much higher CPM than traditional mobile media buys.
5. **MEDL Alliance:** The API which monetizes the MEDL library will be made available to other developers, better monetizing their apps and driving revenue back to MEDL.

The competitive set is nascent

- A small number of respected development shops are starting to emerge. However, the demand for quality custom development far outpaces the supply. MEDL also competes with smaller shops and individuals - who will become less attractive as the market matures.
- The MEDL Incubator model has been imitated multiple times but it has never been successfully duplicated.
- While competition in various areas of the API exist, the overall strategy is unique. Unlike marketing/monetization competitors such as Open Feint, Admob, Tap Joy or even the Amazon App Store, MEDL owns the Library.

MEDL as a public company

- The use of stock to acquire higher value mobile apps and mobile app developers without the use of capital.
- An improved perception among current and potential clients, partners, incubator submitters and Alliance members.
- Access to additional capital in order to drive incremental innovation and growth.
- A first-mover advantage in the investment community - becoming one of the first mobile developers to go public.

An orchestrated social campaign

MEDL mobile has cultivated a social network of digital influencers, bloggers, Youtube reviewers, Facebook fans, Twitter followers and members of the press who can be activated to drive downloads, create content and spread buzz about MEDL and MEDL apps.


facebook
MEDL MOBILE APP INCUBATOR FANS PAGE
flickr
MEDL Mobile's photostream
Boxhead: The Zombie Wars (iPhone)
Happy Holidays from MEDL Mobile!
Rob's Trip to California
DayNa Decker

Seasoned leaders at the helm



Andrew Maltin has been founding successful software, technology and licensing companies for more than 20 years. He has been featured in Entrepreneur, 944, Success, The Wall Street Journal, The LA Times and many others. He holds a Bachelor of Arts degree in Marketing from California State University, Northridge, and an Entrepreneurial Degree from the University of Southern California.



Dave Swartz is a 20 year marketing veteran who has overseen the strategic and creative development of campaigns for clients such as Avery Dennison, Bank of Boston, BMW, Freedom Communications, Hilton, KFC, Porsche, Reebok and Sandoz Pharmaceuticals. His work has received nearly every national advertising award, including Communication Arts, Print, How Design and The One Show.

In conclusion:

- **Profitable:** The company is profitable and has proven an ability to market and monetize mobile apps.
- **Rapid Growth:** The company is ideally positioned to capitalize on explosive growth in the mobile app space with a strong reputation, a proprietary technology and a first mover advantage.
- **Proven Management:** The company is led by a seasoned, proven management team who are able to attract top ideas, talent, clients and partners.
- **Multi-faceted Business Plan:** The company presents an innovative business model with multiple streams of high-margin revenue and multiple attractive exit opportunities.